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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                January 18, 2002




                          IMCLONE SYSTEMS INCORPORATED
             (Exact Name of Registrant as Specified in Its Charter)




       Delaware                     0-19612                    04-2834797
(State of incorporation      (Commission File Number)       (I.R.S. Employer
 or organization)                                          Identification No.)




                          180 Varick Street, 6th Floor,
                            New York, New York 10014
    (Address, including zip code of Registrant's principal executive offices)



       Registrant's telephone number, including area code: (212) 645-1405



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Item 5.   Other Events


     On January 18, 2002, Bank of America, N.A. ("Bank of America") sold 2,588,106 shares of common stock, par value $.001 per share ("Shares"), of ImClone Systems Incorporated (the "Company") that had been pledged by Dr. Samuel
D. Waksal, President and Chief Executive Officer of the Company, to Bank of America as collateral security for loans (the "Bank of America Samuel Waksal Loans") made to him by Bank of America. On January 18, 2002, UBS Paine Webber ("UBS") sold 213,000 Shares that had been pledged by Dr. Samuel D. Waksal to UBS as collateral security for a loan made to him by UBS. The sales of Dr. Samuel D. Waksal's Shares were made involuntarily pursuant to margin calls. Dr. Samuel D. Waksal continues to beneficially own approximately 582,000 Shares, of which 416,666 are exercisable options to purchase Shares at $50.01 per share, and owns unexercisable options to purchase an additional 833,334 Shares at $50.01 per share.

     On January 18, 2002, Bank of America sold 72,754 Shares that had been pledged by Dr. Harlan W. Waksal, Chief Operating Officer of the Company, as collateral security for guarantees he had entered into with respect to the Bank of America Samuel Waksal Loans. The sale of Dr. Harlan W. Waksal's Shares was made involuntarily pursuant to the margin calls on Dr. Samuel Waksal's account. Dr. Harlan W. Waksal continues to beneficially own approximately 3.1 million Shares, of which 333,333 are exercisable options to purchase Shares at $50.01 per share, and owns unexercisable options to purchase an additional 666,667 Shares at $50.01 per share.

     On January 18, 2002, Bank of America filed Form 144 with the Securities and Exchange Commission (the "Commission") in respect of the Shares of each of Dr. Samuel D. Waksal and Dr. Harlan W. Waksal that Bank of America intended to sell on January 18, 2002. On January 22, 2002, each such Form 144 was amended and filed with the Commission to reflect the actual number of Shares of Dr. Samuel
D. Waksal and Dr. Harlan W. Waksal that were sold on January 18, 2002. UBS also filed Form 144 with the Commission in respect of the Shares of Dr. Samuel D. Waksal that were sold on January 18, 2002 by UBS.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Imclone Systems Incorporated


                                   By: /s/ John B. Landes
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                                        Name:  John B. Landes
                                        Title: Senior Vice President, Legal and
                                               General Counsel


Date: January 25, 2002





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